UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2025 (February 28, 2025)

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

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Item 1.01.	Entry into a Material Definitive Agreement.

This Current Report on Form 8-K is being filed in connection with the completion of the sale-leaseback transaction (the ‘Sale-leaseback Transaction”) previously announced by SouthState Corporation (the “Company’) in its Current Report on Form 8-K filed January 13, 2025.

On February 28, 2025, SouthState Bank, N.A. (the “Bank”), a wholly-owned subsidiary of the Company, and entities affiliated with Blue Owl Real Estate Capital LLC (collectively, “Blue Owl”) closed on the agreement for the purchase and sale of real property (the “Sale Agreement”), which provided for the Bank’s sale to entities affiliated with Blue Owl of 165 bank branch properties owned and operated by the Bank (the “Properties”) for an aggregate cash net purchase price of approximately $457 million. The Properties are located in Alabama, Florida, Georgia, North Carolina, South Carolina and Virginia.

The Bank concurrently entered into triple net lease agreements (the “Lease Agreements”) with Blue Owl under which Blue Owl will lease to the Bank each of the Properties for the Bank to operate as Bank branches. Each of the Lease Agreements has an initial term of fifteen years and three consecutive renewal options of five years each. The Lease Agreements also include a 2% annual rent escalation during the initial term and the renewal terms, if exercised. The Bank will not close any branch or exit any markets as part of the Sale-leaseback Transaction and will continue to operate the Properties as Bank branches with the same service offerings. The Sale-leaseback Transaction resulted in a pre-tax gain of approximately $229 million, after transaction-related expenses.

The foregoing description of the Sale Agreement, which includes the form of Lease Agreement as an exhibit thereto, does not purport to be complete and is qualified in its entirety by reference to the full text of the Sale Agreement, including the form of Lease Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Subsequent to the closing of the Sale-leaseback Transaction, the Company restructured a portion of its investment portfolio by selling available for sale securities resulting in a pre-tax net loss approximating the sale-leaseback net gain. The Company is reinvesting the proceeds of the securities sale in market rate securities with a shorter duration of approximately 3 years. The Company’s management anticipates providing updated guidance on such reinvestment’s expected impact on net interest income in connection with its first quarter earnings call. The Company expects the net transaction to be immediately accretive to net income and earnings per share.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description of Exhibit

10.1

Agreement for Purchase and Sale of Real Property dated January 8, 2025, between SouthState Bank, N.A. and entities affiliated with Blue Owl Real Estate Capital, LLC, a limited liability company, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 13, 2025.

10.2

Form of Lease Agreement between SouthState Bank, N.A. and entities affiliated with Blue Owl Real Estate Capital, LLC, a limited liability company, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed January 13, 2025.

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Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and other related federal securities laws. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including information regarding the number and the value of the Branches that will be sold in the Sale-leaseback Transaction and expectations regarding the financial impacts of the Sale-leaseback Transaction. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is estimated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that the Company makes are based on its current plans, estimates, expectations, ambitions and assumptions regarding the Sale-leaseback Transaction, the economy and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are beyond the control of the Company. The Company’s actual results following the Sale-leaseback Transaction may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect the Company’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. In addition to factors previously disclosed in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the expenses that reduce the pre-tax net gain recognized on the sale of the Branches, changes in management’s assumptions, and material changes in interest rates.

These factors are not necessarily all of the factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the Company’s results.

The Company urges you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by the Company. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this communication or made by the Company in any report, filing, document or information incorporated by reference in this communication, speaks only as of the date on which it is made. The Company undertakes no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. The Company believes that these assumptions or bases have been chosen in good faith and that they are reasonable. However, the Company cautions you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, the Company cautions you not to place undue reliance on the forward-looking statements contained in this filing or incorporated by reference herein. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764038/000155837025001274/ssb-20241231x10k.htm), and its other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: March 6, 2025

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